[FORM OF FACE OF NOTE]

                             AMERICAN STORES COMPANY
                           MEDIUM-TERM NOTE, SERIES B

REGISTERED                        (FIXED RATE)               REGISTERED
No. FXR
CUSIP No.

      If this Note is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary") (55 Water Street, New York, New
      York) or its nominee, the following legend applies:

      UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


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PRINCIPAL AMOUNT:
ISSUE PRICE:
ORIGINAL ISSUE DATE:
STATED MATURITY DATE:
INTEREST RATE PER ANNUM:
INTEREST PAYMENT DATES:
RECORD DATES:

REDEMPTION PROVISIONS, IF ANY:
   INITIAL REDEMPTION DATE:
   INITIAL REDEMPTION PRICE:
   ANNUAL REDEMPTION PRICE REDUCTION:

REPAYMENT PROVISIONS, IF ANY:
   REPAYMENT DATE(S):
   REPAYMENT PRICE(S):
AMORTIZATION FORMULA:
AMORTIZATION PAYMENT DATE(S):

OTHER PROVISIONS:

            If applicable, the following will be completed solely for purposes of applying the United States federal income tax Original Issue Discount rules: Issue Price (for each $1,000 principal amount):
$         ; Total Original Issue Discount (for each $1,000 principal
amount):  $           ; Yield To Maturity:           ; Comparable
Yield:  ________; Projected Payment Schedule:               .

            AMERICAN STORES COMPANY, a Delaware corporation (herein called the "Company," which term includes the Company's successors and assigns under the Indenture, as hereinafter defined), for value received, hereby promises to pay to





, or registered assigns, the principal sum set forth above on the Stated Maturity Date set forth above (except to the extent redeemed or repaid prior to maturity), and to pay interest on said principal sum at the interest rate per annum set forth above, until payment of said principal sum has been made or duly provided for, semiannually in arrears on each Interest Payment Date set forth above, in each year commencing on the first Interest Payment Date next succeeding the Original Issue Date set forth above and at maturity or upon redemption or repayment; provided, however, that if the Original Issue Date is between a Record Date set forth above and the following respective Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Record Date to the registered Holder on such next succeeding Record Date; provided, further, that interest paid at maturity or upon redemption or repayment will be paid to the person to whom said principal sum is payable. Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Original Issue Date, until the principal hereof has been paid or duly made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date immediately preceding such Interest Payment Date; provided, however, that if the Company shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall then cease to be payable to the Holder on such Record Date by virtue of having been such Holder, and shall be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) for the payment of such defaulted interest established by notice given by mail by or on behalf of the Company to Holders not less than 15 days preceding such subsequent record date. Any payment otherwise required to be made in respect of this Note on a date that is not a Business Day (as defined below) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in New York City.

            Unless this Note is registered in the name of the Depositary or its nominee, payment of the principal of, premium, if any, and interest payable at maturity (or upon redemption or repayment) will be made at the office or agency of the Company maintained for that purpose in New York City in immediately available funds (provided that this Note is presented and surrendered to such office or agency in time for such office or agency to make such payments in such funds in accordance with its normal procedures). Unless this Note is registered in the name of the Depositary or its nominee, interest (other than interest payable at maturity or upon redemption or repayment) will be paid by check mailed to the address of the person entitled thereto as it appears on the registry books of the Company on the applicable Record Date or, at the option of the Company, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, a Holder of $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms shall be entitled to receive such payments by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Paying Agent not less than 15 calendar days prior to the applicable Interest Payment Date. If this Note is registered in the name of the Depositary or its nominee, payments of principal of, premium, if any, and interest on this Note will be made in accordance with a written agreement between the Company, the Paying Agent, its agent and the Depositary.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or by any authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                          AMERICAN STORES COMPANY


                                          By:
                                             ---------------------------
                                             Title:


                                          ATTEST:


                                          By:
                                             ---------------------------
                                             Title:



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





                          CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

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Date of authentication:
                       -----------------
                                           The First National Bank of Chicago,
                                             as Trustee
                                           By:
                                              --------------------------
                                                  Authorized Officer


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




                            [FORM OF REVERSE OF NOTE]

                                 AMERICAN STORES
                           MEDIUM-TERM NOTE, SERIES B
                                  (FIXED RATE)

            This Note is one of a duly authorized series of Securities (herein called the "Securities") of the Company designated as "Medium-Term Notes, Series B" (herein called the "Notes"), issued under an Indenture (herein called the "Indenture") dated as of May 1, 1995 between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited in aggregate initial offering price to $500,000,000 (or the equivalent thereof in other currencies or currency units); provided, however, that the Company may from time to time authorize an increase in the aggregate initial offering price of Notes to be sold, which Notes will constitute a part of this series. The Notes of this series may be issued from time to time at varying maturities, interest rates and other terms as may be designated with respect to a Note. To the extent not inconsistent herewith the terms of the Indenture are hereby incorporated herein. The Company has initially appointed The First National Bank of Chicago to act as Paying Agent and Registrar (the "Paying Agent") for the Notes.

            This Note and all obligations of the Company hereunder are unsecured obligations of the Company and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

            Each payment of interest with respect to an Interest Payment Date will include interest accrued to but excluding such Interest Payment Date, and interest payable at maturity or upon earlier redemption or repayment will include interest to but excluding the date of maturity, redemption or repayment, as the case may be. Interest payments for this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

            Unless otherwise provided on the face hereof this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the Holder prior to maturity.

            If so indicated on the face of this Note, this Note may be redeemed, at the option of the Company, on any date on or after the Initial Redemption Date, if any, set forth on the face hereof, either in whole or from time to time in part at the applicable Redemption Price (as defined below), together with interest accrued and unpaid thereon to the redemption date. Notice of redemption to the Holders of the Notes to be redeemed shall be given by mailing to such Holders a notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, at their last addresses as they shall appear upon the registry books (provided that, if the Holder of this Note is the Depositary or a nominee of the Depositary, notice of such redemption shall be given in accordance with any applicable provisions of such written agreement between the Company, the Paying Agent, its agent and the Depositary). If less than all of the Notes having the same terms (except as to principal amount and date of issuance) are to be redeemed, the Notes to be redeemed shall be selected by the Paying Agent (or, if there is no Paying Agent appointed pursuant to Section 3.4 of the Indenture, the Trustee) by lot, pro rata or such other method as it shall deem appropriate and fair. The "Redemption Price" shall initially be the Initial Redemption Price, specified on the face hereof, expressed as a percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, specified on the face hereof, by the Annual Redemption Price Reduction, if any, specified on the face hereof, expressed as a percentage of the principal amount to be redeemed, until the Redemption Price is 100% of such principal amount.

            Unless otherwise indicated on the face of this Note, this Note shall not be subject to repayment at the option of the Holder prior to maturity. If so indicated on the face of this Note, this Note will be subject to repayment at the option of the Holder on the date or dates and at the price or prices specified on the face hereof, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the Holder hereof, the Paying Agent must receive at least 30 but not more than 60 days prior to the repayment date (a) appropriate wire instructions and (b) either (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the Holder of this Note, the principal amount hereof, the portion of the principal amount to be repaid, the certificate number of this Note or a description of this Note's tenor and terms, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form below entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the Holder hereof shall be irrevocable. The repayment option may be exercised by a Holder of this Note for less than the entire principal amount of this Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. No transfer or exchange of this Note (or, in the event that this Note is to be repaid in part, the portion of this Note to be repaid) will be permitted after exercise of a repayment option. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the Holder hereof upon the cancellation thereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of this Note for repayment will be determined by the Company, whose determination will be final, binding and nonappealable.

            In case an Event of Default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the principal amount of all Notes then outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be annulled by the Holders of a majority in principal amount of the Notes outstanding.

            If the face hereof indicates that this Note is issued with original issue discount, then if the principal of this Note is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the Amortized Face Amount (as defined below) of this Note as of the date of such declaration. "Amortized Face Amount" shall be an amount equal to the aggregate principal amount hereof multiplied by the sum of (i) the Issue Price set forth on the face hereof plus
(ii) the portion of the difference between the Issue Price and the principal amount of this Note that has accrued at the yield to maturity set forth on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, but in no event shall the Amortized Face Amount exceed the principal amount of this Note.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of any series then Outstanding and affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of any series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of each such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee under the Indenture, and offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days of receipt of such notice, request and offer of indemnity; provided, however, that such limitations do not apply to a suit instituted by the Holder for the enforcement of payment of the principal of, premium, if any, or interest on this Note on or after the respective due date expressed herein.

            No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and manner herein prescribed.

            This Note is transferable or exchangeable by the registered Holder hereof or by his attorney duly authorized in writing at the office or agency of the Company in New York City (which initially will be the office of the Paying Agent) or any other office or agency maintained for such purpose, without charge except for any tax or other governmental charge imposed in relation thereto, but only in the manner and subject to the limitations provided in the Indenture and upon surrender of this Note. Upon any such transfer or exchange a Note or Notes of authorized denominations for a like aggregate principal amount and bearing a number not contemporaneously outstanding will be issued in exchange herefor.

            The Notes of this series are issuable only in registered form without coupons and will be represented by either (i) one or more global notes (each a "Global Note") registered in the name of a nominee of the Depositary or
(ii) certificated notes issued in definitive form ("Certificated Notes"). Global Notes or Certificated Notes are issuable in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations set forth therein, Notes of this series are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes, and neither the Company, the Trustee nor any such agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

            No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, shareholder, employee, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof. In any event of any sale or transfer of all or substantially all of the assets to a successor corporation and the assumption of the obligations and covenants under the Notes and the Indenture by the successor corporation, the predecessor corporation may be dissolved and liquidated as more fully set forth in the Indenture.

            THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            OPTION TO ELECT REPAYMENT

            The undersigned hereby irrevocably request(s) and instruct(s) the
Company to repay $       principal amount of the within Note, pursuant to
its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at

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(Please Print or Type Name and Address of the Undersigned)

and to issue to the Undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note, if any.

            For this Option to Elect Repayment to be effective, this Note with this Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at the office of The First National Bank of Chicago in New York City, located initially at 14 Wall Street, 8th Floor, New York, New York.


Dated: _______________
                              --------------------------------------------------
                                                  (Signature)

                             Note: The signature to this Option to Elect
                                   Repayment must correspond with the name as written upon the within Note in every particular without alteration or enlargement or any change whatsoever. [SIGNATURE GUARANTEED -- required only if Notes are to be issued and delivered to other than the registered holder]

                                   Fill in for registration of Notes if to be issued otherwise than to the registered holder:

                                   Name:_______________________________________
                                   Address:_____________________________________
                                   --------------------------------------------

                                        (Please print name and address
                                                including zip code)



                                   Social Security or Other Taxpayer ID Number:

                                   ---------------------------------------------

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.

            TEN COM -- as tenants in common

            UNIF GIFT MIN ACT --          Custodian
                                ------------------------------
                                           (Minor)


                        Under Uniform Gifts to Minors Act

                         -------------------------------
                                     (State)
            TEN ENT -- as tenants by the entireties
            JT TEN -- as joint tenants with right of survivorship
                      and not as tenants in common

            Additional abbreviations may also be used though not in the above list.

                                 ASSIGNMENT FORM

                 TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:



                                   ---------------------------------------------
I or we assign and transfer        Insert Assignee's Social Security or Tax I.D.
this Note to                       or Tax I.D. No.:
--------------------------------------------------------------------------------

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            (Print or Type Assignee's Name, Address and Zip Code)

and irrevocably appoint
                         ------------------------------------------------------
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



                                   --------------------------------------------
                                              Signature of Assignor
                                    (Sign exactly as name appears on the face
                                     of the Note)

                                      Date:
                                           ----------------------------